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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     May 20, 2004
                                                 -----------------------------


                             FORMULA FOOTWEAR, INC.
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               (Exact Name of Registrant as Specified in Charter)

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

                 Utah                             002-98748-D                       33-0317292
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     (State or Other Jurisdiction                 (Commission                    (IRS Employer
          of Incorporation)                       File Number)                  Identification No.)


       4685 South Highland Drive, #202, Salt Lake City, Utah           84117
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            Address of Principal Executive Offices                   (Zip Code)


Registrant's telephone number, including area code            (801) 278-9424
                                                   ----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report



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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On May 20, 2004, the Registrant dismissed HJ & Associates, LLC as its certifying accountant. The reports of HJ & Associates on the Registrant's financial statements for the fiscal years ended March 31, 2002 and March 31, 2003, and subsequent interim periods, did not contain an adverse opinion, or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principle, except that HJ & Associates issued an explanatory paragraph in its fiscal 2002 and 2003 reports as to the Registrant's ability to continue as a going concern. The Registrant's Board of Directors approved the decision to change certifying accountants. During the Registrant's two most recent fiscal years, and subsequent interim periods, there were no disagreements with HJ & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HJ & Associates would have caused it to make reference to such disagreement in its reports.

          (b) Effective as of May 20, 2004, the Registrant engaged Brightman Almagor & Co., a member firm of Deloitte Touche Tohmatsu, to act as its certifying accountant. During the two most recent fiscal years, and subsequent interim periods, the Registrant has not consulted Brightman Almagor & Co. regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was the subject of a disagreement or a reportable event.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not Applicable

         (b)      Not Applicable

         (c)      Exhibits

         Exhibits
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           16.1       Letter from HJ & Associates, LLC, dated May 27, 2004, in
                      compliance with Item 304 of Regulation S-B.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereto duly authorized.


                                                 FORMULA FOOTWEAR, INC.



Date:   May 27, 2004                            By:  /s/ Amiram Ofir
      ------------------------------               ----------------------------
                                                         Amiram Ofir
                                                         Chief Executive Officer